UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 11, 2014 (February 5, 2014)

INVESTMENT TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32722	95-2848406
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

One Liberty Plaza, 165 Broadway
New York, New York	10006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 588-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2014, the Compensation Committee of the Board of Directors of Investment Technology Group, Inc. (“ITG” or the “Company”) approved a special equity award for Robert J. Boardman, Chief Executive Officer of ITG Europe to reward Mr. Boardman for ITG Europe’s record performance in 2013.  Specifically, Mr. Boardman was awarded 15,452 restricted stock units under the Company’s 2007 Omnibus Equity Compensation Plan, all of which shall cliff vest on the third anniversary of the grant date so long as Mr. Boardman remains continuously employed by the Company through such vesting date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTMENT TECHNOLOGY GROUP, INC.

By:	/s/ P. Mats Goebels
P. Mats Goebels
Managing Director, General Counsel and Secretary Duly Authorized Signatory of Registrant

Dated: February 11, 2014